SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.      )

Filed by the Registrant ☒                    Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to sec.240.14a-12

STAR SCIENTIFIC, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October [•], 2008

Dear Fellow Stockholders:

On behalf of our Board of Directors, I cordially invite you to attend the 2008 Annual Meeting of the stockholders of Star Scientific, Inc. to be held in the Scott Room of the Westin Grand Hotel, 2350 M Street, NW, Washington, DC 20037, on Friday, November 14, 2008, at 9:30 A.M., Eastern Time. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Let me urge you to mark, sign and date your proxy card today and to return it in the envelope provided.

Sincerely,

Paul L. Perito
Chairman of the Board of Directors,
President and Chief Operating Officer

STAR SCIENTIFIC, INC.

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 14, 2008

To the Stockholders of Star Scientific, Inc.:

Notice is hereby given that the annual meeting of stockholders of Star Scientific, Inc., a Delaware corporation (the “Company”), will be held in the Scott Room of the Westin Grand Hotel, 2350 M Street, NW, Washington, DC 20037, on Friday, November 14, 2008, at 9:30 A.M., Eastern Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting are:

1.	a proposal to elect directors to the Company’s Board of Directors for one-year terms;

2.	a proposal to consider the approval of the 2008 Incentive Award Plan;

3.	a proposal to ratify the appointment of Cherry, Bekaert & Holland, L.L.P., as the Company’s independent auditor to audit the Company’s 2008 financial statements; and

4.	to act upon such other matters as may properly come before the annual meeting or any adjournments or postponements of the Annual Meeting.

The foregoing matters are described in more detail in the accompanying Proxy Statement. In addition, financial and other information about the Company is contained in the accompanying Annual Report to Stockholders for the fiscal year ended December 31, 2007.

The Board of Directors has fixed the close of business on September 24, 2008, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. Consequently, only stockholders of record at the close of business on September 24, 2008, will be entitled to notice of and to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. A Proxy Statement, proxy card and self-addressed envelope are enclosed. Whether or not you plan to attend the Annual Meeting in person, please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose.

FOR ADMISSION TO THE MEETING, ALL STOCKHOLDERS SHOULD COME TO THE STOCKHOLDER CHECK-IN TABLE. THOSE WHO OWN SHARES IN THEIR OWN NAMES SHOULD PROVIDE IDENTIFICATION AND HAVE THEIR OWNERSHIP VERIFIED AGAINST THE LIST OF REGISTERED STOCKHOLDERS AS OF THE RECORD DATE. THOSE WHO HAVE BENEFICIAL OWNERSHIP OF STOCK THROUGH A BANK OR BROKER MUST BRING ACCOUNT STATEMENTS OR LETTERS FROM THEIR BANKS OR BROKERS INDICATING THAT THEY OWNED STAR SCIENTIFIC COMMON STOCK AS OF SEPTEMBER 24, 2008. IN ORDER TO VOTE AT THE ANNUAL MEETING, BENEFICIAL OWNERS OF STOCK MUST BRING LEGAL PROXIES, WHICH THEY CAN OBTAIN ONLY FROM THEIR BROKERS OR BANKS.

By Order of the Board of Directors

Robert E. Pokusa
Secretary and General Counsel

Petersburg, Virginia

October [•], 2008

STAR SCIENTIFIC, INC.

16 SOUTH MARKET STREET

PETERSBURG, VIRGINIA 23803

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 14, 2008

This Proxy Statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Star Scientific, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held in the Scott Room of the Westin Grand Hotel, 2350 M Street, NW, Washington, DC 20037, on Friday, November 14, 2008, at 9:30 A.M., Eastern Time, and any adjournments or postponements thereof (the “Annual Meeting”). “We,” “our,” “us,” “the Company,” “our company” and “Star” each refer to Star Scientific, Inc. The mailing address of our principal executive office is 16 South Market Street, Petersburg, Virginia 23803. This Proxy Statement, the accompanying proxy card and the notice of Annual Meeting are first being mailed on or about October [•], 2008, to holders of record as of September 24, 2008, of our common stock, par value $0.0001 per share (“Common Stock”).

Matters to be Considered at the Annual Meeting

At the Annual Meeting, our stockholders of record on September 24, 2008 will be asked to vote upon the following:

1.	a proposal to elect directors to the Company’s Board of Directors for one-year terms;

2.	a proposal to consider the approval of the 2008 Incentive Award Plan;

3.	a proposal to ratify the appointment of Cherry, Bekaert & Holland, L.L.P., as the Company’s independent auditor to audit the Company’s 2008 financial statements; and

4.	any other matters as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth above.

VOTING SECURITIES

Record Date; Outstanding Shares; Shares Entitled to Vote

Our Board of Directors has fixed the close of business on September 24, 2008, as the record date (“Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, we had 92,106,820 shares of Common Stock issued and outstanding held by approximately [•] stockholders of record. We have no other class of voting securities outstanding.

Stockholders of record on the Record Date will be entitled to one vote per share of Common Stock on any matter that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Quorum and Vote Required

The presence, in person or by duly executed proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting is required in order to constitute a quorum. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

If a quorum is present, (1) the members of the Board of Directors must be elected by a plurality of votes properly cast at the Annual Meeting and (2) the proposals to consider the approval of the 2008 Incentive Award Plan, ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent auditor and such other matters as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting must be approved by the affirmative vote of a majority of the votes properly cast at the Annual Meeting.

Voting; Proxies; Revocation

Shares of our Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked prior to or at the Annual Meeting, will be voted at the Annual Meeting, and at any adjournments, continuations or postponements of the Annual Meeting, in accordance with the instructions on the proxies.

If a proxy is duly executed and submitted without instructions, the shares of Common Stock represented by that proxy will be voted “FOR”:

1.	a proposal to elect directors to the Company’s Board of Directors for one-year terms;

2.	consider the approval of the 2008 Incentive Award Plan; and

3.	a proposal to ratify the appointment of Cherry, Bekaert & Holland, L.L.P., as the Company’s independent auditor to audit the Company’s 2008 financial statements.

If other matters are properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

The person who executes a proxy may revoke it at, or before, the Annual Meeting by: (A) delivering to our Secretary a written notice of revocation of a previously delivered proxy bearing a later date than the proxy; (B) duly executing, dating and delivering to our Secretary a subsequent proxy or (C) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to Star Scientific, Inc., 16 South Market Street, Petersburg, Virginia, 23803, Attn: Secretary and General Counsel. If your shares of Common Stock are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy.

Abstentions and Broker Non-Votes

Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions, withheld votes, and broker non-votes are included in determining whether a quorum is present but are not deemed a vote cast “For” or “Against” a given proposal, and therefore are not included in the tabulation of the voting results. As such, abstentions, withheld votes, and broker non-votes do not affect the voting results with respect to the election of directors or the issues requiring the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote against the approval of any items requiring the affirmative vote of the holders of a majority or greater of our outstanding Common Stock present and entitled to vote at the Annual Meeting.

Proxy Solicitation

We are soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.

Business; Adjournments

We do not expect that any matter other than the proposals presented in this proxy statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

If a quorum is not present at our Annual Meeting, the Annual Meeting may be adjourned or postponed until a quorum is present by the affirmative vote of a majority of the votes present in person or by proxy at the Annual Meeting. Any business may be transacted at the adjourned meeting which might have been transacted at the annual meeting originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. We do not currently intend to seek an adjournment of the Annual Meeting.

PROPOSAL 1:

ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting to serve until the next annual meeting of the stockholders or until their respective successors are elected or appointed or until their earlier removal or resignation. Nominees for election to the Board of Directors shall be elected by a plurality of votes properly cast at the Annual Meeting.

Our Board of Directors has no reason to believe that the persons listed below as nominees for directors will be unable or decline to serve if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies cast for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board of Directors.

The Board of Directors recommends that you vote “FOR” all of the nominees listed below.

Nominees for Election at the Annual Meeting

Set forth below are the names and biographical information pertaining to each person nominated for election to our Board of Directors.

Christopher C. Chapman, Jr., 55, has served as a member of our Board of Directors since September 2005. Since its inception in 1999, Dr. Chapman has served as Chairman and Chief Executive Officer of Chapman Pharmaceutical Consulting, Inc., which provides expert medical consultation on the development and management of domestic and global product development programs for biotech, pharmaceutical and medical device products. He served as Senior Director of Medical Affairs with Quintiles/BRI, the largest contract research organization in the U.S., from 1995-2000. In that capacity, Dr. Chapman had oversight responsibility for the support of new drug applications, clinical studies and device submissions to the United States Food & Drug Administration (“FDA”) for approval. From 1992-1994, Dr. Chapman was Medical Director at Regeneron Pharmaceuticals. He currently serves as Chairman of the Chapman Pharmaceutical Health Foundation and is also a member of the Board of Directors of Biovest International, Inc. and Acentia Biopharmaceuticals, Inc. Dr. Chapman is a graduate of the Georgetown University School of Medicine in Washington, DC.

Neil L. Chayet, 68, has served as a member of our Board of Directors since September 2007. Mr. Chayet is President of Chayet Communications Group, Inc. Mr. Chayet has served as a visiting lecturer and adjunct professor for the Department of Psychiatry at Harvard Medical School, as well as the School of Dental Medicine and School of Veterinary Medicine at Tufts University. From 2002 until 2006, Mr. Chayet served as Chairman of the Massachusetts Mental Health Institute, Inc. He is a former member of the Research Grants Review Committee for the Studies of Narcotic Drug Abuse at the National Institute of Mental Health, and was a delegate to the United Nations Conference on Psychotropic Substances and the Single Convention on Narcotic Drugs. Since 1976, Mr. Chayet has hosted a daily radio feature, “Looking at the Law,” which is syndicated by CBS, and he frequently lectures on topics related to the intersection of health sciences and the law. Mr. Chayet earned an undergraduate degree from Tufts University in 1960, and a law degree from Harvard Law School in 1963. In April 2007, Mr. Chayet received the Civic Achievement Award from the American Jewish Committee.

Marc D. Oken, 62, has served as a member of our Board of Directors since October 2005. Mr. Oken is managing partner of Falfurrias Capital Partners, a private equity firm. In October 2005, Mr. Oken retired as Chief Financial Officer of Bank of America Corporation, a position he held since 2004. Prior to his appointment as Chief Financial Officer, Mr. Oken was Principal Financial Executive, a position he held since joining the Bank of America Corporation (“MBNA”) in 1989. As Chief Financial Officer, Mr. Oken was responsible for finance, supply chain management, corporate treasury, corporate investments, corporate workplace, and investor relations. He served as the Transition Executive for the mergers with Fleet Boston Financial Corporation and credit card provider MBNA Corporation. From 1981 to 1983, he was a fellow with the Securities and Exchange

Commission, serving as principal advisor to the chief accountant on matters relating to financial service industry accounting and disclosure. Mr. Oken was a partner with PricewaterhouseCoopers and was associated with that firm from 1974 to 1981 and 1983 to 1989. Mr. Oken currently serves as a member of the Board of Directors of Marsh & McLennan Companies, Inc., and Sonoco Products Company and is Chairman of the Board of Directors of Bojangles’ Restaurants. Mr. Oken earned an undergraduate degree in business administration in 1968 from Loyola College in Baltimore, Maryland, and a master’s degree in business administration in 1973 from the University of West Florida. He is a Vietnam veteran who served as a U.S. Navy aviator from 1968 to 1973.

Paul L. Perito, 71, is our company’s President and Chief Operating Officer and has served in that capacity since November 1999. He has served as a member of our Board of Directors since December 1999 and as the Chairman of our Board of Directors since August 2000. Mr. Perito served as our company’s Executive Vice President, General Counsel, and Chief Ethics Officer from June 1999 through November 1999. Previously, Mr. Perito was a senior partner in the law firm of Paul, Hastings, Janofsky & Walker LLP (“PHJ&W”) from July 1991 until June 1999 when he became a senior counsel to the firm at the time he joined the Company. Mr. Perito resigned his position as senior counsel to PHJ&W as of March 31, 2001, after serving as National Co-Chair of the White Collar Corporate Defense Practice Group at PHJ&W since 1991, and Chair of the Litigation Department in that firm’s Washington, DC office since 1995. Prior to his re-entry into private practice, he served as Chief Counsel and Deputy Director of the White House Special Action Office on Drug Abuse Prevention from 1971 to 1973. Mr. Perito was confirmed by the Senate for that position in March 1972. From 1970 to 1971, Mr. Perito served as Chief Counsel and Staff Director to the U.S. House of Representatives Select Committee on Crime. Immediately prior to serving the Congress, Mr. Perito was an Assistant United States Attorney in the Southern District of New York, U.S. Department of Justice from 1966 to 1970. Mr. Perito graduated from Tufts University, Magna Cum Laude and Phi Beta Kappa, and from the Harvard Law School. Mr. Perito was a Rotary International Scholar at the Victoria University of Manchester in Manchester, England, and in Lund University, Lund, Sweden, in P.P.E. in 1960-61 before entering Harvard Law School. Mr. Perito graduated from Harvard Law School (LLB/JD), as an Edward John Noble Scholar, in 1964 and was thereafter admitted to the Bar of the Commonwealth of Massachusetts. He is also a member of the District of Columbia Bar and is admitted to practice in numerous federal District Courts, Courts of Appeal, and the United States Supreme Court. Mr. Perito is the President of the Harvard Law School Association of the District of Columbia, a member of the Executive Committee of the Harvard Law School Association, and Secretary to the Harvard Law School Association. He is Chairman of the Harvard Law School Class of 1964 Reunion and Fund Committees, Co-Chair of the World Alumni Congress 2006-2007, and Class Agent for the Harvard Law School Fund 2006-2007. Also, Mr. Perito is a member of the International Board of Overseers of Tufts University, a member of the Board of Georgetown Visitation Preparatory School in Washington, DC, and Chairman of Corporate Risk Advisors.

Leo S. Tonkin, 71, has served as a member of our Board of Directors since November 1998. He established the Washington Workshops Foundation in 1967, and has served as Founding Director since that time. Since 1999, he also has served as President and Director of Travel Seminars, Inc. He served as a member of the White House Conference on Youth in 1971, Special Assistant to the Chairman of the U.S. House of Representatives Select Committee on Crime, Legal Consultant to the U.S. House of Representatives Higher Education Subcommittee, Minority Counsel to the U.S. House of Representatives Select Committee on Government Research and Executive Director of the Commissioners’ Council on Higher Education in Washington, DC. He has served as Chairman of the Board of Trustees of St. Thomas Aquinas College and as a Board member of Southeastern University and Immaculata College. He is a vice president of the London, England Federation of Youth Clubs and is an advisor to the Retinitis Pigmentosa Foundation in California. Mr. Tonkin is a graduate of Johns Hopkins University and received his law degree from Harvard Law School. He holds an honorary Doctor of Pedagogy degree from St. Thomas Aquinas College and the State University of New York.

Alan Weichselbaum, 44, has served as a member of our Board of Directors since September 2007. In October 2005, Mr. Weichselbaum founded Gimmel Partners, LP, an asset management firm in New York, New York, where he currently serves as Chairman and General Partner. Since 1993, Mr. Weichselbaum has worked with both hedge funds and asset management firms in the area of small-cap equities. After receiving an MBA in finance from New York University in 1990, Mr. Weichselbaum spent three years with Philip Morris Capital Corporation, where he was a Manager of Financial Planning and Analysis. From 1986 to 1989, Mr. Weichselbaum was an audit and tax consultant for the small business division at PricewaterhouseCoopers LLP. He is a member of the board and former president of the Young Israel of Lawrence, Cedarhurst, New York, as well as a member of the board of directors of Tony Power, a therapeutic writing center for youth, in New York. Mr. Weichselbaum, a certified public accountant, received an undergraduate degree in accounting with honors from Queens College in 1986.

Jonnie R. Williams, 53, has served as our company’s Chief Executive Officer since November 1999 and has served as a member of our Board of Directors since October 1998. Mr. Williams was one of the original founders of Star Tobacco, Inc., the Company’s wholly owned subsidiary (“Star Tobacco”), and served as its Chief Operating Officer and Executive Vice President until July 1999. On July 1, 1999, in order to concentrate upon the expanding demands of our company’s sales and new product development, Mr. Williams resigned from his positions with Star Tobacco to assume the primary responsibilities of Director of Product Development and Sales of our company. Mr. Williams, a principal stockholder of our company, is also the inventor of the StarCured® tobacco curing process for preventing or significantly retarding the formation of tobacco specific nitrosamines, or TSNAs, in tobacco and tobacco smoke. Mr. Williams has been involved in venture capital start-up bio-tech companies for over a decade where he has been either a major shareholder or a co-founder of the following companies: LaserSight, LaserVision and VISX. Mr. Williams is also one of the owners of Regent Court Technologies LLC and is a principal in Jonnie Williams Venture Capital Corp.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors

Our Board of Directors held twelve meetings during 2007. In 2007, each of the then current directors attended the 2007 Annual Meeting of Stockholders and, except for one meeting where one director was absent, all meetings of our Board of Directors. Each member of a committee of our Board of Directors attended all of their respective committee’s meetings during the period he served thereon, except for one meeting of the Audit Committee where one member was absent. All directors are expected to attend each meeting of the Board of Directors, the meetings of the committees on which they serve, and are also encouraged to attend the Annual Meeting of Stockholders.

Although our company has not to date developed a formal process whereby stockholders can communicate directly with members of our Board of Directors, we believe that the informal process whereby stockholders communicate with our company’s Secretary, who subsequently relays such communications to our Board of Directors, has adequately served the stockholders’ needs with regard to communications with our Board of Directors. In light of the recently adopted disclosure requirements of the U.S. Securities and Exchange Commission, or SEC, relating to stockholder communication with a company’s board of directors, our Board of Directors may consider developing more formal procedures to facilitate such a dialog. Until such time, however, any communications intended for our Board of Directors should be sent to it in care of the Secretary.

If the nominees for the Board of Directors are duly elected at the Annual Meeting, then Messrs. Chapman, Chayet, Oken, Tonkin, and Weichselbaum will each serve as an independent director as the term is defined in applicable rules of the NASDAQ Global Market.

The Committees of the Board of Directors

The standing committees of our Board of Directors are the Audit Committee, Compensation Committee and Nominating Committee.

Audit Committee. The Audit Committee consists of Mr. Oken, who serves as the Chairman, and Messrs. Tonkin, Weichselbaum, and Chapman. Our Board of Directors has determined that each of Messrs. Oken, Tonkin, Weichselbaum and Chapman qualify as independent directors under the applicable NASDAQ listing requirements.

The Audit Committee met seven times during 2007. The Audit Committee and our Board of Directors have adopted a charter for the Audit Committee setting forth the structure, powers and responsibilities of the Audit Committee. A copy of Audit Committee Charter is attached as Appendix A to this Proxy Statement. Pursuant to the charter, the Audit Committee is comprised of at least three members appointed by our Board of Directors, each of whom satisfies the requirements of financial literacy. Our Audit Committee has determined that Mr. Oken is an audit committee financial expert as that term is defined under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Under its charter, the responsibilities of the Audit Committee include:

•	annually reviewing and recommending to our Board of Directors the selection of the Company’s independent auditors;

•	reviewing and discussing with management significant accounting matters;

•

discussing with the independent auditors the conduct of the audit, the adequacy and effectiveness of the Company’s accounting and financial controls and the written disclosures required by Independence Standards Board Standard 1 regarding auditor independence;

•	approving the audited financial statements of the Company to be included in the Company’s Annual Report on Form 10-K; and

•	pre-approving all audit and non-audit services and fees associated with the Company’s independent auditors.

The Compensation Committee. The Compensation Committee consists of Dr. Chapman, who serves as the Chairman, and Messrs. Chayet and Tonkin. Our Board of Directors has determined that each of Messrs. Chapman, Chayet and Tonkin qualify as independent directors within the meaning of the applicable NASDAQ listing requirements.

The Compensation Committee met five times during 2007. A copy of the Compensation Committee Charter is attached as Appendix B to this Proxy Statement.

The Compensation Committee is responsible for:

•

recommending to the Board of Directors salaries, bonuses and other forms of compensation for the Company’s executive officers, including without limitation stock options, restricted shares and other forms of equity compensation;

•	considering and adopting changes in the Company’s compensation structure as applicable to all non-executive officer employees, including, but not limited to, salaries and benefits;

•	recommending changes in director compensation to our Board of Directors;

•	performing such duties and exercising such authority as may be assigned to a committee of the Board of Directors, under the terms of the Company’s equity incentive and bonus plans; and

•	performing such other duties and exercising such other authority as may be assigned from time to time to the Compensation Committee by our Board of Directors.

The Nominating Committee. The Nominating Committee consists of Messrs. Chapman and Tonkin. Our Board of Directors has determined that each of Messrs. Chapman and Tonkin qualify as independent directors within the meaning of the applicable NASDAQ listing requirements. The Nominating Committee met two times in 2007. Our Board of Directors has adopted a charter for the Nominating Committee, setting forth the structure, powers and responsibilities of the Nominating Committee. A copy of the Nominating Committee Charter is attached as Appendix C to this Proxy Statement. The Nominating Committee has the authority to nominate persons to stand for election to our Board of Directors. The Nominating Committee may consider the following criteria, as well as any other factors the Committee deems appropriate, in recommending candidates for election to our Board of Directors: (i) personal and professional integrity; (ii) business judgment; (iii) experience in management and in the Company’s industry; (iv) experience as a board member of another publicly held company and (v) academic expertise in an area of the Company’s operations. The Nominating Committee will also consider stockholder suggestions for nominees for director, although there are no formal procedures for stockholders to nominate persons to serve as directors.

Board of Directors Compensation

In compensating directors, the Company has sought to use a combination of payments for participation in director and committee meetings and initial and anniversary stock option grants. The combination of payments for meeting attendance and stock option grants is intended to motivate and align the interest of the directors with that of our company. Also, given our company’s mission to act as a disruptive force in the tobacco industry, the Company has sought to use the combination of payments to directors for attendance at meetings and stock option grants to attract directors who have particular skills and expertise that would complement our company’s mission, particularly in the area of finance, new product development, medical research, and other health-related areas.

Each independent director of the Company, as so classified by our Board of Directors (“Independent Directors”), is granted a stock option to purchase up to 50,000 shares of Common Stock on the date such

Independent Director is first elected to the Board of Directors, vesting in equal installments on each of the first two anniversaries of the date of grant. As an annual retainer, each Independent Director additionally receives a stock option to purchase up to 50,000 shares of Common Stock granted on each anniversary of such Independent Director’s initial election to the Board of Directors, exercisable immediately. Each stock option granted to an Independent Director under the Company’s 2000 Equity Incentive Plan or, if approved by the stockholders, the 2008 Incentive Award Plan will be exercisable at a price equal to the fair market value of the Common Stock on the date of grant (as determined in accordance with the respective plans).

Each Independent Director also receives a payment of $4,500 for his participation in each meeting of the Board of Directors and any committee meeting attended personally and $3,500 for his participation in each meeting of the Board of Directors and any committee meeting attended telephonically, subject to a cap of $6,000 for multiple in-person or telephonic meetings on the same day. Additionally, the chairman of the Audit Committee is to receive a separate fee of $20,000 per year for services in that capacity, although the fee has been waived in the past.

If Messrs. Chapman, Chayet, Oken, Tonkin, and Weichselbaum are duly elected at the Annual Meeting, they will be designated as Independent Directors. This designation of independence is intended solely for the purpose of clarifying which directors are entitled to compensation for their services as directors. Directors not designated as Independent Directors generally are those who in the past have been, or currently are being, compensated by the Company for other services rendered, or who have waived their right to receive director compensation. Directors who are employees of our company receive compensation in their capacity as employees but do not receive any compensation for board or committee meetings, nor do they receive the “options package” made available to individuals serving as Independent Directors.

The following table sets forth, for the Independent Directors, certain information regarding fees earned and equity awards granted during the year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Christopher C. Chapman	119,500	38,715	158,215
Neil L. Chayet	19,000	9,279	28,279
Marc D. Oken	66,500	45,520	112,020
Leo S. Tonkin	91,500	37,610	129,110
David C. Vorhoff	40,000	35,495	75,495
Alan Weichselbaum	23,500	9,279	32,779

(1)	This column represents the amount of compensation earned by each Independent Director during 2007.
(2)	Amounts represent the Company’s compensation cost recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with the provisions of FAS 123R, but disregarding forfeitures related to service based vesting. For the assumptions used in calculating the value of this award, see Note 10 to our consolidated financial statements included in the in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on March 17, 2008. The amounts set forth in this column reflect the Company’s accounting expense for these awards and do not correspond to the actual value that may be realized by the Independent Director receiving the award.

The following represents the number of options granted to each Independent Director in 2007 and the total number of options held as of December 31, 2007.

Name	Options Granted 2007	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Total Options
Christopher C. Chapman, M.D.	50,000	50,000	—	1.01	9/22/17	150,000
Neil L. Chayet	50,000	—	50,000	1.00	9/7/17	76,200
Marc D. Oken	50,000	50,000	—	1.19	10/11/17	150,000
Leo S. Tonkin	50,000	50,000	—	0.99	11/20/17	425,000
David C. Vorhoff	—	—	—	—	—	100,000
Alan Weichselbaum	50,000	—	50,000	1.00	9/7/19	50,000

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of September 24, 2008, certain information with respect to the beneficial ownership of Common Stock by each beneficial owner of more than 5% of the Company’s voting securities (based solely on review of filings with the SEC), each Named Executive Officer, director and all directors and Named Executive Officers as a group, except as qualified by the information set forth in the notes to this table. As of September 24, 2008, there were 92,106,820 shares of the Company’s Common Stock outstanding.

	Shares Beneficially Owned(1)	Percentage Owned(2)
Named Executive Officers

Sheldon L. Bogaz(3)	281,957	*

David M. Dean(4)	602,842	*

Park A. Dodd(5)	140,000	*

Paul H. Lamb, III	—	—

Paul L. Perito(6)	3,405,000	3.63

Robert E. Pokusa(7)	504,199	*

Jonnie R. Williams(8)	17,234,119	18.58

Directors Who Are Not Named Executive Officers

Christopher C. Chapman, Jr., M.D.(9)	200,000	*

Neil Chayet(10)	101,200	*

Marc D. Oken(11)	270,000	*

Leo S. Tonkin(12)	425,000	*

Alan Weichselbaum(13)	75,000	*

All Directors and Named Executive Officers (12 Persons)	23,339,397	24.05

Other Beneficial Owners of 5% or More of the Outstanding Common Stock of the Company

Tradewinds Investment Management, LP(14)	14,259,972	14.86

Kathleen M. O’Donnell as Trustee for Irrevocable Trust #1 FBO(15)	5,953,500	6.46

Iroquois Master Fund Ltd(16)	6,298,014	6.58

Joseph L. Schwarz(17)	5,361,632	5.64

Hound Partners, LLC(18)	5,234,374	5.53

*	Denotes less than 1% beneficial ownership.
(1)	Beneficial ownership is determined in accordance with rules of the SEC and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities, but not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of voting stock shown as beneficially owned by them. Unless otherwise noted, the address for each of the above stockholders is c/o Star Scientific, Inc., 16 South Market Street, Petersburg, Virginia 23803.

(2)	The “Percentage Owned” calculations are based on the outstanding shares of Common Stock as of September 24, 2008.
(3)	Includes 31,957 shares held by Mr. Bogaz and 250,000 shares that Mr. Bogaz has the right to acquire upon exercise of stock options.
(4)	Includes 251,742 shares held by Mr. Dean, 350,000 shares that Mr. Dean has the right to acquire upon exercise of stock options, and 1,100 shares owned by Mr. Dean’s spouse.
(5)	Includes 140,000 shares that Mr. Dodd has the right to acquire upon exercise of stock options.
(6)	Includes 1,731,000 shares held by Mr. Perito, 1,625,000 shares which Mr. Perito has the right to acquire upon exercise of stock options, and an aggregate of 49,000 shares held by his children or in trust for the benefit of his children, of which Mr. Perito disclaims beneficial ownership. Mr. Perito’s address is 7475 Wisconsin Ave., Suite 850, Bethesda, Maryland 20814.
(7)	Includes 29,199 shares held by Mr. Pokusa and 475,000 shares that Mr. Pokusa has the right to acquire upon exercise of stock options. Mr. Pokusa’s address is 7475 Wisconsin Ave., Suite 850, Bethesda, Maryland 20814.
(8)	Includes 15,509,119 shares held by Mr. Williams and 625,000 shares that Mr. Williams has the right to acquire upon exercise of stock options. Also includes 1,100,000 shares held by Regent Court of which Mr. Williams shares voting and investment power.
(9)	Includes 200,000 shares that Mr. Chapman has the right to acquire upon exercise of stock options.
(10)	Includes 101,200 shares which Mr. Chayet has the right to acquire upon exercise of stock options.
(11)	Includes 120,000 shares held by Mr. Oken and 150,000 shares that Mr. Oken has the right to acquire upon exercise of stock options.
(12)	Includes 425,000 shares that Mr. Tonkin has the right to acquire upon exercise of stock options.
(13)	Includes 75,000 shares that Mr. Weichselbaum has the right to acquire upon exercise of stock options.
(14)	Includes 3,176,452, 3,290,323 and 3,857,528 shares of Common Stock held by Tradewinds Master Fund (BVI) Ltd., Feehan Partners, L.P. and P.V. Partners, L.P., respectively. Also includes an aggregate of 3,870,969 shares of Common Stock issuable upon the exercise of warrants ratably held by each of the before mentioned entities and an aggregate of 64,700 shares of Common Stock held in two individual retirement accounts for the benefit of Scott P. Peters. Robert W. Scannell is a director Tradewinds Master Fund (BVI) Ltd. and the General Partner of Feehan Partners, L.P. and has voting and investment power over each entity’s respective securities. Mr. Peters is a director of Tradewinds Master Fund (BVI) Ltd. and the General Partner of P.V. Partners, L.P. and has voting and investment power over each entity’s respective securities. Tradewinds Master Fund (BVI) Ltd. is a business company organized in the British Virgin Islands. Tradewinds Investment Management, L.P. is its investment manager pursuant to an investment management agreement over which Messrs. Scannell and Peters exercise voting and investment authority and control. Mr. Peters disclaims beneficial ownership of and receives no pecuniary interest from the securities held by Feehan Partners, L.P., which are held for the benefit of Mr. Scannell, and Mr. Scannell disclaims beneficial ownership of and receives no pecuniary interest from the securities held by P.V. Partners, L.P. and the securities held in Mr. Peters’ retirement accounts, in each case, which are held for the benefit of Mr. Peters. The address for these stockholders is c/o Tradewinds Investment Management, L.P. Three Harbor Drive, Suite 213, Sausalito, California 94965.
(15)	Includes 4,403,500 shares owned by a trust for the benefit of Francis E. O’Donnell, Jr., M.D., over which Kathleen O’Donnell, as trustee, has sole voting and investment power, and 1,550,000 shares owned by a trust for the benefit of Dr. O’Donnell’s children over which Mrs. O’Donnell, as trustee, has sole voting and investment power. Excludes 400,000 shares owned by Hopkins Capital Group II, LLC, 200,000 shares owned by Hopkins Capital Group III, LLC, and 200,000 shares owned by Hopkins Capital Group IV, LLC, each of which is a wholly owned affiliate of Irrevocable Trust #1. The address for these stockholders is c/o Descendants’ Trust, 709 The Hamptons, Chesterfield, Missouri 63017.
(16)

Includes 2,649,007 shares and 2,649,007 shares issuable upon exercise of warrants held by Iroquois Master Fund Ltd. and 1,000,000 shares issuable upon the exercise of warrants held by Iroquois Capital, LP. The address for these stockholders is c/o Iroquois Master Fund Ltd 641 Lexington Avenue, 26th Floor, New York, New York 10022.

(17)	Includes 430,000 shares and 1,250,000 shares issuable upon exercise of warrants held by Mr. Schwarz. Also includes 1,981,632 shares and 1,700,000 shares issuable upon exercise of warrants held by Pershing LLC. Pershing LLC acquired the shares and the warrants on behalf of Joseph L. Schwarz Roth IRA and disclaims beneficial ownership of the securities.
(18)

Jonathan Auerbach is the managing member of Hound Performance, LLC (“Hound Performance”) and Hound Partners, LLC (“Hound Partners LLC”), investment management firms that serve as the general partner and investment manager, respectively, to Hound Partners, LP (“Hound Partners LP”) and Hound Partners Offshore Fund, LP (“Hound Offshore” and together with Hound Performance, Hound Partners LLC and Hound Partners LP, the “Hound Entities”). The Hound Entities may be deemed to be the beneficial owners of 2,765,239 shares of Common Stock of the Company and 2,469,135 shares of Common Stock issuable upon exercise of warrants exercisable beginning on November 13, 2008. Mr. Auerbach, as managing member of Hound Performance and Hound Partners LLC, may be deemed to have the power to vote, dispose, or direct the voting or disposition of the securities of the Company beneficially owned by the Hound Entities. Mr. Auerbach disclaims such beneficial ownership. Each of Hound Performance and Hound Partners, LLC disclaims beneficial ownership of the securities held by Hound Partners LP and Hound Offshore, respectively. The address for these stockholders is c/o Hound Partners, LLC 101 Park Avenue, 48th Floor, New York, New York 10178.

EXECUTIVE OFFICERS

Set forth below are the names and biographical information for each executive officer of our company who is not also a director.

Sheldon L. Bogaz, 42, has served as Vice President of Trade Operations of Star Tobacco since October 2000 and is responsible for managing customer relationships, developing new business, and formulating and implementing pricing and trade programs. He served as the Vice President of Sales and Trade Operations of our company from September 1995 to October 2000. Prior to joining our company in 1995, Mr. Bogaz served as a Commercial Lender with NationsBank from 1992 to 1995. He holds a Bachelor of Science Degree in Business Administration from Virginia Commonwealth University.

David M. Dean, 48, has served as Vice President of Sales and Marketing of our company since November 1999. From 1998 to October 1999, he served as a Principal of Group Insurance Concepts of Virginia, L.L.C., an employee benefits consulting firm and an affiliate of Northwestern Mutual. From 1984 to 1998, Mr. Dean was employed with Trigon Blue Cross/Blue Shield in Richmond, Virginia, where he held a variety of executive positions over a 14 year period, including Vice President of the Eastern Region from 1994 to 1996, Vice President of Sales from 1996 to 1997, and Vice President of Sales and Account Management for the Eastern and Western Regions from 1997 to 1998. Trigon Blue Cross/Blue Shield was the largest health insurer in Virginia and was purchased during 2002 by Anthem. Mr. Dean is a graduate of Elon College.

Paul H. Lamb, III, 75, has served as President of Star Tobacco since 1998 and served in the same capacity from 1990 to 1994. He also has served as a director of Star Tobacco since 1990. He served as a consultant to our company from 1994 until assuming his current position in December 1998. From 1986 to 1990, Mr. Lamb founded and operated Lamb Services, Ltd., an engineering consulting firm, and from 1958 to 1986 he was employed with Brown & Williamson Tobacco Corporation where he held a variety of engineering positions. Mr. Lamb served as a director of the Southside Regional Medical Center in Petersburg, Virginia, for twenty-six years. Mr. Lamb graduated from Virginia Military Institute with a degree in civil engineering.

Park A. Dodd, III, 55, has served as our company’s Chief Financial Officer, Treasurer, and Assistant Secretary since October 2007. Mr. Dodd is a licensed certified public accountant who was a special advisor to our company since May 2007. Mr. Dodd’s experience includes a thirty-year career in strategic financial planning and accounting. From 1980 to 2000 he held a number of management positions with Philip Morris, Inc. with increasing responsibilities in accounting and reporting, business decision support, financial planning and analysis during that time, including his service as Senior Manager and Director of Financial Planning and Analysis from 1992 to 1998 and Director of Finance Reengineering and Technology Upgrade from 1998 to 2000. Mr. Dodd was special advisor to the Chief Financial Officer of the United States Olympic Committee during 2000, and from 2001 to 2005 he served as Director in Accounting and Reporting of Capital One Financial Corporation in Richmond, Virginia. In 2005, Mr. Dodd joined Tatum, LLC, a national executive services firm that specializes in providing interim financial leadership to client organizations. Mr. Dodd received an undergraduate degree in Accounting from Virginia Tech in 1975 and an MBA from Virginia Commonwealth University in 1986.

Robert E. Pokusa, 57, has served as our company’s General Counsel and Secretary since March 2001. From 1991 until joining the Company, he was associated with Paul, Hastings, Janofsky & Walker LLP during which time he worked on a number of matters for the Company and concentrated his practice in the areas of complex civil litigation and administrative law. From 1980 to 1991, Mr. Pokusa was associated with the law firms of Perito, Duerk & Carlson, Finley, Kumble, Wagner, Hiney, Underburg, Manley, Meyerson & Casey, and Washington, Perito and Dubuc. Mr. Pokusa received his Bachelor of Arts Degree from Montclair State University and his law degree from The American University, Washington College of Law. He is a member of the Virginia and District of Columbia bars.

Curtis Wright, MD, MDH, 58, has served as Senior Vice-President, Medical/Clinical Director of our pharmaceutical subsidiary, Rock Creek Pharmaceuticals, Inc. (formerly of Star Pharma, Inc.) since February

2008. Dr. Wright previously served as Vice President of Clinical and Regulatory Affairs for Adolor Corporation from 1997 to 1998, and Executive Director, Medical Affairs and subsequently Executive Director of Risk Assessment for Purdue Pharma from 1998 to 2004. Immediately prior to joining Rock Creek Pharmaceuticals, Inc., Dr. Wright served as Executive Vice President for Risk Management and Regulatory Affairs at Javelin Pharmaceuticals, Inc., Cambridge, MA from 2004 to 2008. Dr. Wright’s career at the FDA, from 1989 through October 1997, included multiple senior scientific positions in the Center for Drug Evaluation and Research, including Deputy Director and subsequently Acting Director of that division. Dr. Wright received his medical degree, with distinction, from George Washington and received a master’s degree in Public Health from the John Hopkins University.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our company’s mission has been, and continues to be, to reduce the range of serious health hazards associated with the use of smoked and smokeless tobacco products by reducing the toxins in the tobacco leaf; offering less toxic alternatives to traditional tobacco products; demonstrating the viability of our less toxic tobacco technology; and sublicensing that technology to the tobacco industry. That mission has been a principal driver in decisions regarding the determination of total compensation for our senior executives, as well as the compensation for members of our Board of Directors and consultants who have been retained to assist our company in these long-term objectives. As part of this mission, we have sought to affect a major shift in the way tobacco is grown and cured, as well as in the use of tobacco products generally.

In its structure and functioning, our company’s goal has been to act as a disruptive force in the tobacco industry, and to challenge many of what it believes are preconceived assumptions that have governed the manufacture and sale of tobacco products over a number of decades. As we worked to achieve these objectives, we have utilized our company’s existing cigarette business as a platform to provide a base of financial support for our intellectual property, licensing and development initiatives, and as a demonstration vehicle for the manufacture and sale of a range of low-TSNA tobacco products. However, in May 2007, we licensed three of our company’s cigarette trademarks on an exclusive basis in return for licensing fees to be recovered over the term of the license agreement and, as of June 2007, we ceased manufacturing any cigarette products. Currently, we are focusing our tobacco operations on the sale of our company’s dissolvable low-TSNA smokeless tobacco products, ARIVA® and STONEWALL Hard Snuff®.

We have also sought to develop a sophisticated superstructure for a technology-based, innovative tobacco company that could interact at all levels of the government, regulatory, medical and industrial sectors on a broad range of issues relating to the health impact of tobacco, and the regulation of emerging forms of potentially less hazardous tobacco products including the development of tobacco based pharmaceutical products. To achieve this objective, our company sought a Chief Executive Officer, or CEO, in 1999 who could oversee our company’s existing business and facilitate the kind of capital raising and investor support necessary to promote an aggressive and far-ranging approach to the issues facing the tobacco industry. At the same time, our company made efforts to identify and hire a President and Chief Operating Officer, or COO, with a substantial legislative, regulatory and litigation background and who had relationships with the relevant scientific and research communities that are critical to our goals and objectives. We felt that this individual should be able to coordinate our company’s intellectual property and litigation efforts, interact at the highest levels of the federal government on a wide variety of health and legal issues involved in the regulation of tobacco products, and be in a position to enlist other individuals as employees and consultants to assist in those initiatives. We also worked to staff key executive positions in sales and marketing, finance, legal, investor relations and medical research with individuals who would complement our company’s senior management and provide a level of expertise that would minimize the need to procure those services through external third parties. Because we set out to be a force for change in the tobacco industry, we understood that our company needed to be able to attract and maintain a high-caliber group of executives to further these goals and objectives.

Our mission has been not merely to operate a successful cigarette or smokeless tobacco company, but to challenge and transform the constructs relating to cigarettes and tobacco use generally. In this respect, our long-term focus has been, and continues to be, the research, development, and sale of products, particularly very low-TSNA smokeless tobacco products, that expose adult tobacco users to lower levels of toxins. We also continue to focus on the licensing of our company’s low-TSNA technology.

Compensation Objectives

In establishing compensation for our company’s executive officers, we have sought to:

•	attract and retain individuals of superior ability and managerial talent;

•	ensure that the compensation for senior executive officers is aligned with our company’s corporate strategies, business objectives and long term interests; and

•	enhance the incentive of our company’s executive officers to maximize shareholder value by providing opportunities for direct ownership in the Company through awards of stock options and stock grants.

Over the last several years our company has experienced operating losses on an annual basis, and, accordingly, we have chosen to limit compensation of our executive officers to base salary and benefits. Thus, except for nominal amounts, and for an initial signing bonus in the case of Curtis Wright, MD, MPH who joined the Company in March 2008 as Senior Vice President, Medical/Clinical Director of Rock Creek Pharmaceuticals, Inc. (formerly of Star Pharma, Inc.), no bonuses have been paid to executive officers since 2002. From 2002 until May 2008, we did not issue any stock options or stock grants to our company’s executive officers, except as noted below in the case of Park A. Dodd III and as noted above in the case of Dr. Wright in each case upon their commencement of service to our company. In May 2008, we did award stock option grants to Jonnie R. Williams, our company’s CEO, Paul L. Perito, our company’s President and COO, Robert E. Pokusa, our company’s General Counsel, Mr. Dodd, our company’s CFO, and Sara Troy Machir, our company’s Vice President of Communications and Investor Relations, as noted in more detail below.

The determination of base salary has been driven primarily by considerations relating to the ability to attract and retain individuals who could help our company carry out its long-term objective to act as a catalyst for significant change in the tobacco industry. The determination also has involved an assessment of our company’s progress in obtaining and protecting the intellectual property to which it is the exclusive licensee, the success of its ongoing patent litigation against RJR, its success in introducing new low-TSNA smokeless tobacco products to the market, and its success in generating increased awareness of the differences in toxicity among various forms of tobacco products. Given our company’s unique position as a force for change in the tobacco industry, we have not used benchmarks from the tobacco industry in setting compensation levels for our company’s most senior executives, since the unique nature of our business does not easily lead itself to comparisons with industry indices. Instead, the Compensation Committee has informally considered general market information for similar senior level executives in setting base compensation. The general market information is aggregated pooled data and, while the Compensation Committee reviews the general market information, it does not see the identity of any of the surveyed companies. Also, the Compensation Committee considers other factors such as the seniority of its senior executives, and for newer hires, the executive’s base salary at his prior place of employment and the availability of other well-qualified candidates that would be available to carry out our company’s goals and objectives.

Our Board of Directors has provided its Compensation Committee the primary authority to determine the compensation awards available to our company’s executive officers. To aid the Compensation Committee in making its determinations, on a yearly basis the Compensation Committee is provided an analysis of the compensation levels of its executive officers based on the review of job functions and job responsibilities that have been assumed by particular executive officers and compensation ranges available in comparable positions for individuals with like training and experience. Our CEO and COO also provide recommendations, as appropriate, regarding compensation for all executive officers, including themselves. Given our decision in recent years to limit compensation to base salary and benefits, our company’s focus has been on salary levels and benefits for executives in the manufacturing sector in the relevant geographic markets (Richmond, Virginia and/or Washington, DC). In the case of our company’s COO and General Counsel the Compensation Committee has also undertaken an analysis of compensation for senior partners at major law firms in the Washington, DC area. Further, the analysis has focused on the extent to which executive officers have assumed multiple functions relating to various aspects of our company’s mission and long-term objectives that in different circumstances likely would have been assumed by other employees. The Compensation Committee reviews information provided by management and makes its recommendation to the Board of Directors with respect to appropriate compensation levels. Presently, the Compensation Committee has recommended and the Board of Directors has approved the continuation of salary and benefits for our company’s executive employees on a month-to-month basis in accordance with employment agreements that have expired or are continuing on a month-to-month basis, without any bonus or stock awards. It is the intention of the Compensation Committee to enter into new employment agreements with our company’s executive officers in the future as such agreements would assist it in attracting and retaining qualified executive officers. In determining compensation for new hires, the Compensation Committee considers the prospective employee’s prior compensation and benefit levels, the duties and responsibilities that the individual will be assuming and the compensation level a potential executive would be able to demand in a similar position with another company or institution.

Base Salary

In 2007, the base salary for each of our company’s named executive officers, except Sheldon Bogaz, was set in accordance with the terms of contracts that were entered into in 2005 or that were entered into in earlier years and which have been continued on a month-to-month basis. In Mr. Bogaz’s case, his salary is based on (i) his technical expertise and prior contributions to our company; (ii) the market and economic performance of our company and (iii) prevailing employment market considerations. In assessing compensation levels for all executive officers, the Compensation Committee has focused on the extent to which executive officers have been assuming multiple functions relating to our company’s mission and long-term objectives. It also has considered salary levels and benefits for executives in the manufacturing sector in the relevant geographic markets (Richmond, Virginia and/or Washington, DC) and, in the case of our company’s COO and General Counsel, compensation levels for senior partners at major law firms in the Washington, DC area.

Ancillary Bonuses

On an annual basis, we have paid an ancillary holiday bonus in the amount of $1,500 to executive officers, except for our company’s CEO, COO and CFO. An identical bonus has been paid to our company’s other employees. Such bonuses have been paid as part of a long-standing holiday bonus policy and are not based on executive officers meeting achievement or performance goals.

Discretionary Equity Incentive Awards

Our company’s executive officers, along with its other employees, are eligible to participate in the award of stock options or restricted stock grants under the Company’s 1998 Stock Option Plan and its 2000 Equity Incentive Plan. However, to date we have only granted stock options and not shares of restricted stock. In 2007, the Company did not issue any equity incentive awards to its executive officers except as noted below. In October 2007, Mr. Dodd was granted options to purchase up to 250,000 shares of Common Stock in connection with his appointment to the position of CFO, Treasurer and Assistant Secretary of our company. Of the 250,000 stock options granted, 90,000 options vested on October 10, 2007 and an additional 80,000 will vest on each of October 10, 2008 and 2009. In February 2008, Dr. Wright was granted options to purchase 200,000 shares of Common Stock in connection with his appointment to the position of Senior Vice President, Medical/Clinical Director Rock Creek Pharmaceuticals, Inc. (formerly Star Pharma, Inc.), our company’s wholly owned subsidiary. Of the 200,000 stock options granted, 100,000 options vested on Dr. Wright’s first day of employment and an additional 50,000 will vest on each of February 26, 2009 and February 26, 2010. These levels of option grants are similar in level to grants made to other executive officers of our company upon their commencement of employment with our company. Neither of the discretionary equity incentive awards were granted based upon the achievement of performance goals, but rather to provide incentives for future performance, as an additional incentive to have these individuals accept positions with our company and to align the interests of these individuals with the interests of our shareholders.

On May 6, 2008, our Board of Directors, upon recommendation from the Compensation Committee, approved the issuance options to purchase an aggregate of 1,625,000 shares of Common Stock to Messrs. Williams, Perito, Dodd, Pokusa and Ms. Machir. The options granted were fully vested on the grant date. The grants were intended to further align the interests of these key executives to our company’s objectives and as recognition of the fact that no bonuses or equity grants have been issued to key executives since 2002, with the exception of options issued to Mr. Dodd and Dr. Wright when they joined our company in November 2007 and February 2008, respectively.

Benefits Plans

In order to attract and retain individuals who are capable of carrying out and enhancing our company’s mission, we have provided certain benefits and perquisites to our company’s senior executives that are comparable to those generally available to senior management in other similarly situated companies and were available to those executives in previous positions. In the case of our CEO and COO these benefits and perquisites have included the items listed below. Where noted, such benefits also have been provided to other executive officers:

•	reimbursement for life insurance coverage in the amount of $10 million for our company’s CEO, $5 million for its COO and $1 million for its General Counsel;

•	additional disability insurance for the CEO, COO, General Counsel, and former CFO;

•

a Company automobile and reimbursement for all costs associated with the operation of the automobile for our company’s CEO and COO and reimbursement of automobile expenses for our company’s former CFO, Vice President of Sales and Marketing and Vice President of Trade Operations;

•	monthly or annual club membership dues for our company’s CEO and COO;

•	a mobile phone and phone costs for our company’s CEO, COO, former CFO, Vice President of Sales and Marketing and Vice president Trade Operations; and

•

reimbursement for the cost of outside counsel retained by our company’s CEO and/or COO in connection with advice and counsel related to the negotiation, drafting, and execution of their employment agreements.

Employment and Severance Arrangements

We previously entered into employment agreements with our company’s named executive officers that provided for severance benefits under certain circumstances. Severance provisions were included in the employment agreements as an additional incentive to attract prospective executive officers to the Company and to provide those individuals with assurance of continued salary and/or benefits in the event of termination of their employment relationship. Absent such provision, we believe that our company would have difficulty attracting and retaining the type of executive officers we believe are critical to our company’s mission and long-term objectives. Messrs. Williams’ and Perito’s employment agreements provided for severance payments in the event of the involuntary termination of their employment and in certain change of control situations. Those agreements expired in 2007 and, therefore, no severance is payable to either executive. Prior to their expiration in 2007, Messrs. Williams and Perito were entitled to the payment of all salary, benefits, bonuses, and other compensation that would be due under their respective agreements through the end of their terms in the event the agreements were terminated without cause or for “Good Reason”, as defined in the agreements. In the event of death or disability, Messrs. Williams and Perito also were entitled to all salary and benefits, but not bonuses through the term of the agreements. Our company is a party to an employment agreement with Mr. Dean that was modified in 2003 so that no severance is payable to him upon termination of his employment.

The executive employment agreements with Messrs. Williams and Perito were not renewed and the agreement with Mr. Dean was modified to eliminate any severance payments when his contract was continued on a month-to-month basis after expiration. We did not seek to renew certain terms in these prior agreements as we chose to limit the compensation of our company’s executive officers to base salary and benefits only, in light of operating losses that it had been experiencing. While we have not entered into new employment agreements with these executive officers, we believe that such written agreements, which would include provisions for severance benefits, are in the best interest of our company to attract and retain qualified executive officers. Accordingly, in the future we will look for opportunities to enter into new executive employment agreements with our company’s executive officers at an appropriate time,

Under the terms of Mr. Pokusa’s employment agreement, at the conclusion of the initial three-year term in 2004, the agreement continued in place, but on a month-to-month basis. Pursuant to the terms of his employment agreement, Mr. Pokusa is entitled to severance payments equal to six months salary in the event of his termination without cause. Those payments would be due on a monthly basis. Mr. Pokusa’s employment agreement has not been modified to eliminate severance because the agreement has continued under its original terms, although on a month-to-month basis.

Mr. Miller’s employment as our company’s CFO was terminated effective November 9, 2007. Pursuant to Mr. Miller’s employment agreement, he was entitled to a severance payment equal to six months salary on the termination of his employment without cause. We entered into a separation agreement with Mr. Miller, dated October 10, 2007, regarding the terms of his termination of employment pursuant to which he was entitled to salary continuation payments for six months following his termination of employment, equal to a total of $112,500, representing the severance he was entitled to under his employment agreement. In addition, Mr. Miller agreed to provide limited consulting services to our company for three years, if requested, and we agreed to extend the option exercise period for Mr. Miller’s vested options through the lesser of the remaining term of the original option grant or three years following his date of termination. Generally our company’s stock option agreements provide that upon resignation the grantee would have a three-month period within which to exercise any options.

Under the employment agreements with Messrs. Dean, Dodd and Pokusa, these executive officers are subject to noncompetition covenants following the termination of employment as well as covenants relating to the treatment of confidential information disclosed to them during their employment with our company. The noncompetition covenants prohibit the executive officers from owning a company or accepting employment with an entity that competes in the same field as our company or soliciting business of the same or similar type being carried on by our company for a period of one year following termination of employment. Mr. Miller was subject to similar covenants in his employment agreement and confirmed the applicability of the noncompetition and confidentiality covenants in the separation agreement entered into in connection with his termination.

Change of Control Arrangements

Under Mr. Dean’s employment agreement, in the event of the sale of Star Tobacco, he can terminate the employment agreement for good reason, provided he does not accept the position of President and Chief Operating Officer of Star Tobacco. Given the fact that Mr. Dean’s employment agreement is continuing on a month-to- month basis, this provision would not provide any additional benefit to him at this time because he would only be entitled to severance equal to his salary for the remainder of the term of the agreement upon such a termination of employment. None of the other named executive officers are entitled to any payments upon a change of control of the Company or severance for any termination of employment in connection with a change of control of the Company. Previously, change of control provisions were included in certain employment agreements on a case-by-case basis, as necessary to assist our company in attracting and retaining highly qualified executive officers. In the future we will consider such provisions to the extent they are deemed necessary for our company to attract new executives or to retain existing executive officers.

We seek to compensate our executive officers in a manner that is tax effective for our company. As appropriate, we structure these compensation arrangements, to the extent applicable, to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Committee Report

The Compensation Committee held five meetings during fiscal year ended December 31, 2007. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Report.

Christopher C. Chapman, M.D. (Chairman)

Leo S. Tonkin, Esquire

Neil Chayet, Esquire

Compensation of Executive Officers

The following table summarizes the compensation paid to our company’s CEO and each of our company’s five other most highly compensated executive officers or key employees (collectively, the “Named Executives”) employed by the Company during 2007, for services rendered in all capacities to our company and its subsidiaries.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Options (#)(3)	All Other Compensation ($)		Total ($)
Jonnie R. Williams Chief Executive Officer	2006 2007	1,000,000 1,000,000	— —	— —	92,346 114,246	(4)	1,092,346 1,114,246

Park A. Dodd III Chief Financial Officer	2006 2007	— 160,000	— —	— 112,500	— 40,200	(5)	— 312,700

Paul L. Perito Chairman, President and Chief Operating Officer	2006 2007	1,000,000 1,000,000	— —	— —	86,672 90,763	(6)	1,086,672 1,090,763

David M. Dean Vice President of Sales and Marketing	2006 2007	295,054 295,054	1,500 1,500	— —	4,881 21,612	(7)	301,435 318,166

Sheldon L. Bogaz Vice President, Star Tobacco	2006 2007	155,000 150,000	1,500 1,500	— —	10,539 10,414	(8)	167,039 161,914

Robert E. Pokusa General Counsel	2006 2007	385,000 385,000	1,500 1,500	— —	16,325 16,248	(9)	402,825 402,748

Christopher G. Miller(1) General Counsel	2006 2007	225,000 203,365	— —	— —	12,279 39,338	(10)	237,279 242,703

(1)	Mr. Miller served as CFO until October 10, 2007. His employment with the Company was terminated effective November 9, 2007.
(2)	Represents Company’s yearly holiday bonus paid to all employees, except the CEO, CFO and COO.
(3)	Amounts represent the Company’s compensation cost recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with the provisions of Statement of Financial Accounting Standards No. 123R (FAS 123R), but disregarding forfeitures related to service based vesting conditions. For the assumptions used in calculating the value of this award, see Note 8 to our consolidated financial statements included in this Report.
(4)	Represents $76,906 in automobile expenses and $37,340 in insurance premiums.
(5)	Includes additional payments to Tatum, LLC of $300 per day to cover Mr. Dodd’s benefits and costs.

(6)	Represents $29,868 in automobile expenses and $60,895 in insurance premiums.
(7)	Represents $21,612 in automobile expenses.
(8)	Represents $3,664 in automobile expenses and $6,750 in matching contributions by the Company under the 401(k) Plan.
(9)	Represents $4,698 in insurance premiums and $11,550 of matching contributions by the Company under the 401(k) Plan.
(10)	Represents $6,084 in insurance premiums, $8,336 in automobile expenses and $24,968 in severance payments.

Grants of Plan Based Awards During 2007

The equity incentive plan award described in the following table was granted under the Company’s 2000 Equity Incentive Plan in 2007.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($)
Jonnie R. Williams	—	—	—	—
Park A. Dodd, III	10-10-07	250,000	1.19	234,375
Paul L. Perito	—	—	—	—
David M. Dean	—	—	—	—
Sheldon L. Bogaz	—	—	—	—
Robert E. Pokusa	—	—	—	—
Christopher G. Miller	—	—	—	—

(1)	Represents stock options granted under the 2000 Equity Incentive Plan. All stock options were granted with exercise prices equal to the closing price of a share of Common Stock on the day prior to the date of the grant, vest over two years, and expire ten years following the date of grant.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding the stock options held by the Named Executive Officers as of December 31, 2007, including the unexercised and unvested stock option awards. Named Executive Officers did not hold any stock awards as of December 31, 2007. All stock options were fully vested as of December 31, 2007, except for Mr. Dodd’s, of which 160,000 will vest in two equal installments on October 10, 2008 and 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Jonnie R. Williams	—	—	—	—
Park A. Dodd III	90,000	160,000	$1.19	10/10/17
Christopher G. Miller	250,000	—	$1.81	3/15/11
	50,000	—	$4.01	10/5/10
Paul L. Perito	1,000,000	—	$1.69	7/1/09
David M. Dean	350,000	—	$4.00	10/6/10
Sheldon L. Bogaz	250,000	—	$4.00	10/5/10
Robert E. Pokusa	50,000	—	$1.47	3/30/11
	200,000	—	$1.12	5/31/12

Option Exercises and Stock Vested

None of our Named Executive Officers exercised any stock options during the year ended December 31, 2007. As a result, we have not included a table setting forth such exercises.

Potential Payments Upon Termination or Change of Control

Except for Mr. Pokusa, none of the Named Executives are entitled to severance upon a termination of employment or any severance or benefits in connection with a change of control of the Company or any of its affiliates. The employment agreements and change of control arrangements for the Named Executives are described above under the section titled “Employment and Severance Arrangements” and “Change of Control Arrangements.” The following chart sets forth the severance and benefits Mr. Pokusa would be entitled to receive upon certain terminations of employment, assuming the relevant event occurred on December 31, 2007.

Name	Description of Severance	Termination without Cause
Robert E. Pokusa	Salary continuation	$192,500

Compensation Committee Interlocks and Insider Participation

In 2007, there were no interlocking relationships existing between our company’s Board of Directors and compensation committee of any other company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

Our company is the licensee under a license agreement (the “License Agreement”) with Regent Court Technologies, LLC, of which Jonnie R. Williams, our company’s CEO, and Francis E. O’Donnell, Jr., M.D., the beneficiary of the O’Donnell Trust, our company’s second largest shareholder (after Mr. Williams), are the owners. The License Agreement provides, among other things, for the grant of an exclusive, world-wide, irrevocable license to our company, with the right to grant sublicenses, to make, use and sell tobacco and products containing tobacco under the licensor’s patent rights and know-how relating to the processes for curing tobacco so as to significantly prevent the formation of certain toxic carcinogens present in tobacco and tobacco smoke, namely TSNAs, and to develop products containing such tobacco, whether such patent rights and know-how are now in existence or hereinafter developed. Our company is obligated to pay to Regent Court a royalty of 2% on all net sales of products by it and any affiliated sublicensees, and 6% on all fees and royalties received by it from unaffiliated sublicensees, less any related research and development costs incurred by our company. The License Agreement expires with the expiration of the last of any applicable patents. Twelve United States patents have been issued, and additional patent applications are pending. To date, our company has paid no royalties under the License Agreement. The License Agreement may be terminated by our company upon thirty days written notice or by Regent Court if there is a default in paying royalties or a material breach by our company or the purchase of our company’s stock or assets.

Mr. Williams and Dr. O’Donnell have in the past jointly owned an airplane and currently are the principals in a company, Starwood Industries, LLC (“Starwood”) that acquired an airplane in 2002. Our company has utilized the airplane for business travel throughout the United States and Mexico for travel to client, vendor and scientific or technical consultant locations that are not near or easily accessible to airports with regularly scheduled or frequent commercial airline services. In late 2002, our company entered into an agreement with Starwood under which it agreed to pay $2,100 per hour for use of the aircraft up to a maximum amount in any month equal to Starwood’s total monthly payment for the aircraft. The agreement with Starwood Industries was amended in December 2005 to increase the hourly rate for use of the aircraft to $3,150 to take into account increases in costs and rental rates since 2002. Prior to this arrangement with Starwood in 2002 our company made direct payments for expenses incurred to various arms-length vendors with respect to utilization of the airplane. Payments made by our company to Starwood (or Messrs. Williams and O’Donnell as predecessors-in-interest to the airplane) with respect to aircraft expenses were $1,294,650 in 2007, $554,184 in 2006, $412,060 in 2005, $501,008 in 2004, and $820,307 in 2003 and were billed at cost.

Additionally, on March 14, 2008, Mr. Williams executed a letter agreement under which he committed to make available to our company up to $2.0 million. The agreement ran through March 31, 2009, or until our company received an additional $2.0 million in capital through an equity investment. On May 12, 2008, our company entered into Securities Purchase Agreements pursuant to which it received proceeds of $4.0 million in return for the sale of 2,469,135 shares of stock and warrants for an equal number of shares. As a result of this transaction, Mr. Williams’ March 14, 2008 letter agreement terminated.

Procedures for Approval of Related Party Transactions

Pursuant to the charter of our Audit Committee, all transactions between us and any of our directors, executive officers or related parties are subject to the review by our Audit Committee.

Director Independence

The standards relied upon by our Board of Directors in affirmatively determining whether a director is “independent” in compliance with the rules of The NASDAQ Global Market are the standards set forth in the NASDAQ Marketplace Rules and the applicable listing requirements thereof. In addition, no director will qualify as independent unless our Board of Directors affirmatively determines that the director has no material relationship with our company (either directly or as a partner, shareholder or officer of an organization that has a relationship with us).

Our Board of Directors, in applying the above-referenced standards, has affirmatively determined that our current independent directors are: Messrs. Chapman, Chayet, Oken, Tonkin and Weichselbaum. As part of the Board of Director’s process in making such determination, each such director has provided responses to questionnaires confirming that (i) all of the above-cited objective criteria for independence are satisfied and (ii) he has no other “material relationship” with us that could interfere with his ability to exercise independent judgment.

In addition to the transactions, relationships and arrangements described above under the heading “Transactions with Related Persons,” in determining that the directors above are independent, the Board of Directors considered the relationship described below:

In April, May and June of 2007, the Company paid Dr. Chapman a series of additional director fees, which collectively totaled $26,000. The Board of Directors has determined that this series of events has not affected Dr. Chapman’s independence with respect to his service on the Board or any committee thereof and that Dr. Chapman currently qualifies as an “independent” director under the NASDAQ Marketplace Rules.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, requires directors and executive officers and persons, if any, owning more than ten percent of a class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s equity and equity derivative securities. Based solely upon a review of the copies of such reports and written representations from reporting persons, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with on a timely basis for the year ended December 31, 2007.

PROPOSAL 2:

APPROVAL OF 2008 INCENTIVE AWARD PLAN

Our Board of Directors has adopted, subject to stockholder approval, the Star Scientific, Inc. 2008 Incentive Award Plan (the “2008 Plan”) for members of the Board of Directors, employees and consultants of our company and its subsidiaries. The 2008 Plan will become effective if and when the 2008 Plan is approved by the affirmative vote of the holders of the majority of the shares of Common Stock present in person, or represented by proxy and entitled to vote at the Annual Meeting.

The Board of Directors believes that the 2008 Plan will promote the success and enhance the value of our company by continuing to link the personal interest of participants to those of our company’s stockholders and by providing participants with an incentive for outstanding performance.

The 2008 Plan provides for the grant of stock options, both incentive stock options, or ISOs, and nonqualified stock options, restricted stock, stock appreciation rights, or SARs, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, or RSUs, other stock-based awards and performance-based awards to eligible individuals. A summary of the principal provisions of the 2008 Plan is set forth below. The summary is qualified by reference to the full text of the 2008 Plan, which is attached as Appendix D to this Proxy Statement.

The Board of Directors recommends that you vote “FOR” the 2008 Plan.

Administration

Our Board of Directors will administer the 2008 Plan, unless and until our Board of Directors delegates administration of the 2008 Plan to a committee, except with respect to any award granted to our independent directors, which must be administered by our Board of Directors. Subject to the terms and conditions of the 2008 Plan, the Board of Directors or a duly authorized committee thereof has the authority to select the persons to whom awards are to be made, to determine the type or types of awards to be granted to each person, the number of awards to grant, the number of shares to be subject to such awards, the terms and conditions of such awards, the form of each award agreement, and to make all other determinations and decisions and to take all other actions necessary or advisable for the administration of the 2008 Plan.

Eligibility

Options, SARs, restricted stock, RSUs and other awards under the 2008 Plan may be granted to individuals who are then employees, consultants or independent directors of our company or one of our subsidiaries. As of September 24, 2008, we had approximately 41 employees and consultants, and seven directors, five of which were independent directors. The Compensation Committee determines which of our employees, consultants and directors will be granted awards under the 2008 Plan. No employee or director is entitled to participate in the 2008 Plan as a matter of right, nor does any such participation constitute assurance of continued employment or service. Only those employees and consultants who are selected to receive grants by the Compensation Committee may participate in the 2008 Plan. The 2008 Plan also provides that certain stock option awards will be automatically granted to our independent directors, as described below under the heading “Automatic Option Grants to Directors.” The maximum number of shares that may be subject to awards granted under the 2008 Plan to any individual in any calendar year cannot exceed 500,000.

Share Reserve

We have initially reserved 4,000,000 shares of our Common Stock for issuance under the 2008 Plan, plus any shares of our Common Stock that are available for future issuance under the Amended and Restated Star Scientific, Inc. 2000 Equity Incentive Plan (the “Prior Plan”) as of the effective date of the 2008 Plan (i.e., shares available for future issuance and not subject to currently outstanding awards under the Prior Plan) and any shares of our Common Stock subject to options granted under the Prior Plan, which remain unexercised at the time of their cancellation, expiration, forfeiture or termination. If an award under the 2008 Plan expires or is terminated or canceled without having been exercised or settled in full, is forfeited back to or repurchased by our company, the terminated portion of the award (or forfeited or repurchased shares subject to the award) will become available for future grant or sale under the 2008 Plan. Shares are not deemed to be issued under the 2008 Plan with respect to any portion of an award that is settled in cash. If the exercise or purchase price of an award is settled through the tender of shares, or withholding obligations are met through the tender or withholding of shares, those shares tendered or withheld will again be available for issuance under the 2008 Plan.

Awards

The 2008 Plan provides for the award of stock options, SARs, restricted stock, RSUs, dividend equivalents, performance share awards, performance stock units, stock payments, deferred stock and performance-based awards, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

•

Nonqualified stock options will provide for the right to purchase shares of our common stock at a specified price, and will become exercisable either on the grant date or in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/or subject to the satisfaction of pre-established performance targets. Nonqualified stock options will be granted with exercise prices no less than the fair market value of a share of our Common Stock on the date of grant, as determined in accordance with the 2008 Plan.

•

ISOs will be designed to comply with the provisions of the Internal Revenue Code and will be subject to specified restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant.

•

Restricted stock may be granted to participants and made subject to such restrictions as may be determined by the administrator. Typically, restricted stock may be forfeited for no consideration if the conditions or restrictions are not met, and may not be sold or otherwise transferred to third parties until restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, may have voting rights and may receive dividends, if any, prior to the time when the restrictions lapse.

•

RSUs may be awarded to participants, typically without payment of consideration or for a nominal purchase price, but typically subject to vesting conditions including continued employment or pre-established performance targets. Stock underlying RSUs will not be issued until the RSUs have vested and in certain cases the issuance of the underlying stock may be delayed beyond vesting, and recipients of RSUs will have no voting or dividend rights with respect to the underlying shares prior to the time when the shares are issued.

•

SARs granted under the 2008 Plan typically will provide for payments to the holder based upon increases in the price of our Common Stock over the base price of the SARs. Similar to nonqualified stock options, SARs will become exercisable on the grant date or in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/or subject to the satisfaction of pre-established performance targets. The administrator may elect to pay SARs in cash or in common stock or in a combination of both.

•

Dividend equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

•

Performance share awards, performance stock units, and performance-based awards are stock-based awards that may be granted under the 2008 Plan. The right to vest in these awards generally will be based upon achievement of specific performance targets and these awards may generally be paid in cash or in common stock or in a combination of both. Performance awards also may include “phantom” stock awards that provide for cash payments based upon increases in the price of our common stock over a predetermined period.

•	Stock payments and the ability to defer certain awards also may be authorized by the administrator.

Automatic Option Grants to Directors

The 2008 Plan provides that each new Independent Director is granted a stock option to purchase up to 50,000 shares of Common Stock on the date such Independent Director is first elected to the Board of Directors, vesting in equal installments on each of the first two anniversaries of the date of grant. In addition, the 2008 Plan provides that each Independent Director receives a stock option to purchase up to 50,000 shares of Common Stock granted on each anniversary of such Independent Director’s initial election to the Board of Directors, exercisable immediately. The exercise price of the options automatically granted to Independent Directors is equal to 100% of the fair market value of a share of our Common Stock on the date of grant (as determined in accordance with the 2008 Plan). No portion of an option automatically granted to an Independent Director is exercisable after the tenth anniversary after the date of option grant.

Transferability of Awards

Unless the administrator determines otherwise, the 2008 Plan does not allow for the transfer of awards other than by will or by the laws of descent and distribution, and only the participant may exercise an award during his or her lifetime.

Corporate Transactions

If there is a nonreciprocal transaction between our company and its stockholders such as a stock dividend, stock split, spin-off, or recapitalization through a large, nonrecurring cash dividend, then the administrator will make proportionate adjustments (if any), as the administrator in its discretion may deem appropriate, to the number and type of securities subject to each outstanding award under the 2008 Plan, and the exercise price or grant price of such outstanding award (if applicable).

If there is any other distribution, merger, consolidation, combination, exchange or other corporate event affecting our common stock or the share price of our common stock (other than a nonreciprocal transaction as described above), the administrator:

•

may appropriately adjust the aggregate number and type of shares of our common stock subject to the 2008 Plan, the terms and conditions of any outstanding awards, and the grant or exercise price per share of outstanding awards;

•

may provide for the termination of any award in exchange for an amount of cash (if any) equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights;

•	may provide for the replacement of any award with other rights or property selected by the administrator in its sole discretion;

•	may provide that any outstanding award cannot vest, be exercised, or become payable after such event;

•	may provide that all awards shall be exercisable, payable, or fully vested as to all shares of our common stock covered thereby;

•

may provide that any surviving corporation (or its parent or subsidiary) shall assume awards outstanding under the 2008 Plan or shall substitute similar awards for those outstanding under the 2008 Plan, with appropriate adjustment of the number and kind of shares and the prices of such awards; or

•

may make adjustments (i) in the number and type of shares of our Common Stock (or other securities or property) subject to outstanding awards or in the number and type of shares of restricted stock or deferred stock or (ii) to the terms and conditions of (including the grant or exercise price) and the criteria included in, outstanding rights, options, and awards or future rights, options, and awards.

In the event of our change in control where the successor entity does not assume or substitute awards granted under the 2008 Plan, awards issued under the 2008 Plan will become fully vested and exercisable immediately prior to the change in control.

Amendment and Termination of the 2008 Plan

Our Board of Directors or a duly authorized committee may terminate, amend or modify the 2008 Plan. However, stockholder approval of any amendment to the 2008 Plan will be obtained to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, or for any amendment to the 2008 Plan that increases the number of shares available under the 2008 Plan (other than any adjustment as provided by the 2008 Plan with respect to changes in capital structure). Absent approval of the stockholders, no option may be amended to reduce the per share exercise price of shares subject to such option below the per share exercise price as of the date the option is granted, and excepted as permitted by the 2008 Plan with respect to changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher exercise price. If not terminated earlier by the Board of Directors or a duly authorized committee thereof, the 2008 Plan will terminate ten years after the plan is approved by our Board of Directors.

Federal Income Tax Consequences

With respect to nonqualified stock options, our company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the 2008 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees.

New Plan Benefits

Our Independent Directors as a group are eligible to receive automatic grants under the 2008 Plan, as described above under the heading “Automatic Option Grants to Directors.” Pursuant to our automatic grant policy for our Independent Directors, each Independent Director will receive option awards during 2008 on the anniversary of each Independent Director’s election. Accordingly, Messrs. Chayet and Weichselbaum each received an option to purchase 50,000 shares of Common Stock on September 7, 2008, Mr. Chapman received an option to purchase 50,000 shares of Common Stock on September 22, 2008 and Mr. Oken received an option to purchase 50,000 shares of Common Stock on October 11, 2008, in each case, subject to the subsequent approval of the 2008 Plan by the stockholders. The Company’s remaining independent director will receive an option grant on the anniversary of his election. The dollar value of the future grants to be made in 2008 pursuant to our automatic grant policy for our Independent Directors will be based on the closing price of our Common Stock on the date immediately prior to the date of grant. In 2008 our Independent Directors as a group will receive options to purchase an aggregate of 250,000 shares of Common Stock under the 2008 Plan (in each case subject to the approval of the 2008 Plan by the stockholders).

Other than as set forth above, we have not granted, nor do we have definitive plans to grant, awards under the 2008 Plan. All other future awards under the 2008 Plan are subject to the discretion of our Board of Directors or the Compensation Committee and are therefore not determinable at this time. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2008 Plan or the benefits that would have been received by such participants if the 2008 Plan had been in effect in the year ended December 31, 2008.

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Subject to stockholder ratification, the Audit Committee has appointed the firm of Cherry, Bekaert & Holland, L.L.P., or Cherry Bekaert, as the Company’s independent auditor to audit the Company’s financial statements for 2008. Although ratification is not required by law, our Board of Directors believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Audit Committee, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee. Representatives of Cherry Bekaert are expected to be present at the Annual Meeting, at which time they will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Cherry Bekaert as the Company’s independent auditor.

Our Board of Directors recommends you vote “FOR” ratification of Cherry Bekaert as the Company’s independent auditor.

Fees Paid to Aidman, Piser & Company, P.A.

On April 14, 2008, Aidman, Piser & Company, P.A., or Aidman Piser, the Company’s independent auditor for the year ended December 31, 2007, resigned as the Company’s independent registered public accounting firm, following Aidman Piser’s agreement to merge its operations with and into Cherry Bekaert. Certain of the professional staff and partners of Aidman Piser have joined Cherry Bekaert either as employees or partners of Cherry Bekaert and will continue to practice as members of Cherry Bekaert. Concurrent with the resignation of Aidman Piser, our company, through and with the approval of the Audit Committee, engaged Cherry Bekaert as our independent auditors.

The following table sets forth the aggregate fees and expenses billed to us by Aidman Piser for the fiscal years ended December 31, 2006, and December 31, 2007:

	2006	2007
Audit Fees	$415,500	$381,433
Tax Fees	61,351	35,000

Total	$476,851	$384,933

The fees listed above under “Audit Fees” are fees billed for professional services for the audits of the Company’s annual consolidated financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, the reviews of the interim financial statements included in the Company’s periodic reports filed during the fiscal years ended December 31, 2006 and 2007, and other required Securities Act filings.

The fees listed above under “Tax Fees” are fees billed for services in connection with tax compliance, tax advice and tax planning.

There were no other fees billed by Aidman Piser relating to any other services, and no other audit related fees.

The Audit Committee determined that the provision of non-audit services to us by Aidman Piser during 2007 was compatible with maintaining its independence. The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors in that, under the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All of the services provided to the Company by Aidman Piser during 2007 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

In accordance with a written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380).

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, and has discussed with the independent auditors the auditors’ independence from the Company and its management. In addition, the Audit Committee has considered whether the provision of the non-audit related services, as disclosed in Proposal 3, is compatible with maintaining their independence.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements of the Company for the year ended December 31, 2007, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission on March 17, 2008. The Audit Committee also recommended to the Board of Directors, subject to stockholder ratification, the selection of Cherry, Bekaert & Holland L.L.P. as the Company’s independent accountants to audit the Company’s financial statements for 2008, and the Board of Directors concurred in its recommendation.

Members of the Audit Committee

Marc D. Oken, Chair

Leo S. Tonkin, Esquire

Alan Weichselbaum

Christopher C. Chapman, Jr., M.D.

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended (together, the “Acts”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

PROPOSALS BY OUR STOCKHOLDERS

Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 promulgated under the Exchange Act, should be sent to our principal executive offices and must be received not less than 120 calendar days prior September 24, 2009. Accordingly, stockholder proposals must be received no later than May 29, 2009. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Rule 14a-5(e) promulgated under the Exchange Act additionally provides that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify our Secretary of this proposal in writing at least 45 days prior to the anniversary of the date on which we mailed our proxy materials for the prior year’s annual meeting of stockholders. Accordingly, for our 2009 annual meeting, any notification must be made no later than August [•], 2009. If during the prior year we did not hold an annual meeting, or if the date of the meeting has changed more than 30 days from the prior year, then notice must be received a reasonable time before we mail our proxy materials for the current year. The stockholder must be a stockholder of record both at the time of giving notice and at the time of the annual meeting. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information filing requirements of the Exchange Act and, in accordance with the Exchange Act, file certain reports and other information with the SEC relating to our business, financial condition and other matters. You may read and copy any reports, statements or other information that the Company filed with the SEC at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549.

Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Copies of these materials can be obtained, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 100 F Street, NE, Washington, DC 20549. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements and other information.

Any person from whom proxies for the meeting are solicited may obtain, if not already received, from the Company, without charge, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, by written request addressed to Star Scientific, Inc., 16 South Market Street, Petersburg, Virginia 23803, Attention: Investor Relations Department. The Annual Report on Form 10-K is not soliciting material and is not incorporated in this document by reference.

In order to obtain any documents you request from the Company in time for the Annual Meeting, you must request the documents from the Company by Friday, November 7, 2008, which is five business days prior to the date of the annual meeting.

You should rely only on the information contained in this document to vote your shares of common stock at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated October [•], 2008. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implication to the contrary. This document does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such solicitation in that jurisdiction.

APPENDIX A

AUDIT COMMITTEE CHARTER

of the Audit Committee

of Star Scientific, Inc.

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Star Scientific, Inc. (the “Company”) on August 25, 2004.

I. Purpose

The purpose of the Audit Committee (the “Committee”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”) and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II. Membership

The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the Securities and Exchange Commission (the “SEC”) or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the reasons why at least one member of the Committee is not an “audit committee financial expert.” Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, then the member may remain on the Committee until the earlier of the Company’s next annual stockholders’ meeting or one year from the occurrence of the event that caused the member to cease to be independent.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III. Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

The Chair shall report to the Board regarding the activities and proceedings of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV. Powers and Responsibilities

Interaction with the Independent Auditor

1. Appointment and Oversight. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2. Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3. Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i) The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii) The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(v) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

4. Meetings with Management, the Independent Auditor and the Internal Auditor.

(i) The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii) The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

5. Separate Meetings with the Independent Auditor.

(i) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

6. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

7. Meetings with Management and the Independent Auditor. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Other Powers and Responsibilities

8. The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

9. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

10. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

11. The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

12. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

13. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

14. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

15. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

16. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

APPENDIX B

AMENDED AND RESTATED

COMPENSATION COMMITTEE CHARTER

of the Compensation Committee

of Star Scientific, Inc.

This Amended and Restated Compensation Committee Charter was adopted by the Board of Directors (the “Board”) of Star Scientific, Inc. (the “Company”) on April 23, 2007.

I.	Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of the Company is (1) to discharge the Board’s responsibilities relating to compensation of the Company’s executives, including by designing (in consultation with management or the Board), recommending to the Board for approval, and evaluating the compensation plans, policies and programs of the Company and (2) to produce an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations. The Committee shall ensure that compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company’s stockholders.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II.	Membership

The Committee shall be composed of at least three directors as determined by the Board, none of whom shall be an employee of the Company and each of whom shall (1) satisfy the independence requirements of the Nasdaq Stock Market, (2) be a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (3) be an “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating Committee. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III.	Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least two times per year and more frequently as the Committee deems necessary or desirable.

All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other person whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Chief Executive Officer may not be present during voting or deliberations concerning his or her compensation, and the Committee may exclude from its meetings any persons it deems appropriate, including but not limited to, any non-management director who is not a member of the Committee.

The Committee shall have the sole authority, as it deems appropriate, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee in its sole discretion, for payment of compensation to any such persons retained by the Committee.

The Chair shall report to the Board following meetings of the Committee as necessary and as otherwise requested by the Chairman of the Board.

IV.	Duties and Responsibilities

1. The Committee shall, at least annually, review the compensation philosophy of the Company.

2. The Committee shall, at least annually, review and approve corporate goals and objectives relating to the compensation of the chief executive officer and evaluate the performance of the chief executive officer in light of those goals and objectives, and, based on such evaluation, the Committee shall recommend to the independent directors of the Board the compensation of the chief executive officer for such independent directors consideration and approval.

3. The Committee shall, at least annually, review and recommend to the independent directors of the Board for consideration and approval all compensation for all other officers (as such term is defined in Rule 16a-1, promulgated under the Exchange Act), directors and all other employees of the Company or its subsidiaries with a base salary greater than or equal to $150,000.

4. The Committee shall manage and periodically review all annual bonus, long-term incentive compensation, stock option, employee pension and welfare benefit plans (including, but not limited to, the 1998 Stock Option Plan, 2000 Equity Incentive Plan and 2000 Performance Bonus Plan, each as subsequently amended and/or restated), and with respect to each plan shall have responsibility for:

(i) general administration;

(ii) setting performance targets under all annual bonus and long-term incentive compensation plans as appropriate and committing to writing any and all performance targets for all executive officers who may be “covered employees” under Section 162(m) of the Code within the first 90 days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) of the Code in order for such target to be “pre-established” within the meaning of Section 162(m);

(iii) certifying that any and all performance targets used for any performance- based equity compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plan(s);

(iv) approving all amendments to, and terminations of, all compensation plans and any awards under such plans;

(v) granting any awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers or current employees with the potential to become the CEO or an executive officer, including stock options and other equity rights (e.g., restricted stock, stock purchase rights);

(vi) approving which executive officers are entitled to awards under the Company’s stock option plan(s); and

(vii) repurchasing securities from terminated employees.

All plan reviews should include reviewing the plan’s administrative costs, reviewing current plan features relative to any proposed new features, and assessing the performance of the plan’s internal and external administrators if any duties have been delegated.

5. The Committee shall establish and periodically review policies concerning perquisite benefits.

6. The Committee shall periodically review the need for a Company policy regarding compensation paid to the Company’s executive officers in excess of limits deductible under Section 162(m) of the Code.

7. The Committee shall determine the Company’s policy with respect to change of control or “parachute” payments.

8. The Committee shall review executive officer and director indemnification and insurance matters.

9. The Committee shall review any employee loans in an amount equal to or greater than $75,000.

10. The Committee shall prepare and approve the Compensation Committee report to be included as part of the Company’s annual proxy statement.

11. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide any written material with respect to such evaluation to the Board, including any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

12. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V.	Delegation of Duties

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, except that it shall not delegate its responsibilities set forth in paragraphs 3 and 5 of Section IV above or for any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code by virtue of being approved by a Committee of “outside directors” or is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “non-employee directors.”

APPENDIX C

NOMINATING COMMITTEE CHARTER

of the Nominating Committee

of Star Scientific, Inc.

This Nominating Committee Charter was adopted by the Board of Directors (the “Board”) of Star Scientific, Inc. (the “Company”) on August 25, 2004.

I.	Purpose

The purpose of the Nominating Committee (the “Committee”) of the Board is to assist the Board in discharging the Board’s responsibilities regarding:

(a) the identification of qualified candidates to become Board members;

(b) the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

(c) the selection of candidates to fill any vacancies on the Board; and

(d) oversight of the evaluation of the Board.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II.	Membership

The Committee shall be composed of two or more directors, as determined by the Board, each of whom (a) satisfies the independence requirements of the NASDAQ, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III.	Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with the provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet on a regularly scheduled basis at least one time per year and more frequently as the Committee deems necessary or desirable.

C-1

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

The Chair shall report to the Board regarding the activities and proceedings of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV.	Duties and Responsibilities

1. (a) At an appropriate time prior to each annual meeting of stockholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(b) At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(c) For purposes of (a) and (b) above, the Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election to the Board:

(i) personal and professional integrity, ethics and values;

(ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment;

(iii) experience in the Company’s industry and with relevant social policy concerns;

(iv) experience as a board member of another publicly held company;

(v) academic expertise in an area of the Company’s operations; and

(vi) practical and mature business judgment, including ability to make independent analytical inquiries.

2. The Committee shall, at least annually, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

3. The Committee shall consider, develop and recommend to the Board such policies and procedures with respect to the nomination of directors or other corporate governance matters as may be required or required to be disclosed pursuant to any rules promulgated by the Securities and Exchange Commission or otherwise considered to be desirable and appropriate in the discretion of the Committee.

4. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

5. The Committee shall periodically report to the Board on its findings and actions.

6. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

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APPENDIX D

STAR SCIENTIFIC, INC.

2008 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the Star Scientific, Inc. 2008 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Star Scientific, Inc. (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the

Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(b)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means the committee of the Board described in Article 12.

2.7 “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person.

2.8 “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.9 “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5.

2.10 “Director” means a member of the Board, or as applicable, a member of the board of directors of a Subsidiary.

2.11 “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.12 “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.3 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.13 “Effective Date” shall have the meaning set forth in Section 13.1.

2.14 “Eligible Individual” means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

2.15 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.16 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18 “Fair Market Value” means, as of any given date, (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock on the first trading date during which a sale occurred immediately prior to such given date as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes); or (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on the date on which sales prices are reported immediately prior to such given date; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

2.19 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.20 “Independent Director” means a Director of the Company who is not an Employee.

2.21 “Non-Employee Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

2.22 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.23 “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.24 “Participant” means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.25 “Performance-Based Award” means an Award granted to selected Covered Employees which is subject to the terms and conditions set forth in Article 9.

2.26 “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net sales, revenue, revenue growth or product revenue growth, operating income (before or after taxes, pre- or after- tax income (before or after allocation of corporate overhead and bonus), net earnings, earnings per share, net income (before or after taxes), return on equity, total shareholder return, return on assets or net assets, appreciation in and/or maintenance of share price, market share, gross profits, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes depreciation and amortization), economic value-added models or equivalent metrics, comparisons with various stock market indices, reductions in costs, cash flow or cash flow per share (before or after dividends), return on capital (including return on total capital or return on invested capital, cash flow return on investment, improvement in or attainment of expense levels, operating margins, gross margins or cash margin, year-end cash, debt reductions, shareholder equity, market share, regulatory achievements, and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.27 “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of

Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.28 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.29 “Performance Share” means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.30 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.31 “Plan” means this Star Scientific, Inc. 2008 Incentive Award Plan, as it may be amended from time to time.

2.32 “Prior Plan” means the Amended and Restated Star Scientific, Inc. 2000 Equity Incentive Plan, as such plan may be amended from time to time.

2.33 “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.34 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.35 “Restricted Stock Unit” means an Award granted pursuant to Section 8.6.

2.36 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.37 “Stock” means the common stock of the Company, par value $0.0001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

2.38 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.39 “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.4.

2.40 “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is the sum of (i) 4,000,000 shares; (ii) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan and which following the Effective Date are not issued under the Prior Plan and (iii) any shares of Stock covered by the options granted under the Prior Plan that remain unexercised at the time of their cancellation, expiration, forfeiture or termination pursuant to the terms of the Prior Plan; provided, however, no more than 2,000,000 shares of Stock may be issued upon the exercise of Incentive Stock Options.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 500,000.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

4.1 Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

5.1 General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale). The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the provisions of this Section 5.2.

(a) Exercise Price. The exercise price per share of Stock shall be set by the Committee; provided that subject to Section 5.2(d), the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b) Expiration. Subject to Section 5.2(d), an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii) Three months after the Participant’s termination of employment as an Employee; and

(iii) One year after the date of the Participant’s termination of employment or service on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(f) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(g) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

5.3 Automatic Grants to Independent Directors. Each Independent Director shall be granted under the Plan on the date of such person’s first election to the Board, Non-Qualified Stock Options to purchase up to 50,000 shares of Stock, 50% of which shall be exercisable after one year from the date of the grant and 100% of which shall be exercisable after two years from the date of the grant. Each Independent Director will also be granted on the anniversary of such Independent Director’s initial election to the Board, Non-Qualified Stock Options to purchase up to 50,000 shares of Stock which shall be vested and exercisable immediately on the date of grant. Each such Option shall expire ten years after the date of grant and shall be subject to earlier termination as provided in the Plan. Notwithstanding the foregoing, if at any time during the last six (6) months of the term of any Option granted pursuant to this Section 5.3, the holder thereof is precluded from selling shares of Stock underlying such Option solely by reason of the application to such Independent Director of the policies contained in the Company’s Insider Trading Compliance Manual (or any similar successor policies), the term of such Option shall be deemed automatically extended by a period equal to six (6) months beginning with the first day during which such Independent Director shall no longer be so precluded; provided, however, that in no event shall such term be extended beyond the tenth anniversary of the date of grant of the Option. Except as set forth in this Section 5.2(d), all of the provisions of the Plan shall be applicable to Awards granted to Independent Directors hereunder.

ARTICLE 6.

RESTRICTED STOCK AWARDS

6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights.

(a) A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

7.2 Payment and Limitations on Exercise.

(a) Subject to Sections 7.2(b), payment of the amounts determined under Sections 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

(b) To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8.

OTHER TYPES OF AWARDS

8.1 Performance Share Awards. Any Eligible Individual selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2 Performance Stock Units. Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3 Dividend Equivalents.

(a) Any Eligible Individual selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.4 Stock Payments. Any Eligible Individual selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5 Deferred Stock. Any Eligible Individual selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

8.7 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

8.8 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.9 Exercise upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.10 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.11 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9.

PERFORMANCE-BASED AWARDS

9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.

PROVISIONS APPLICABLE TO AWARDS

10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Independent Directors). The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5 Stock Certificates; Book Entry Procedures.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company may determine whether to deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award or instead whether such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.6 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 11.

CHANGES IN CAPITAL STRUCTURE

11.1 Adjustments.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock other than an Equity Restructuring, the Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 11.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 11.1(a) and 11.1(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be equitably adjusted. The adjustments provided under this Section 11.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii) The Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3).

11.2 Acceleration Upon a Change in Control. Notwithstanding Section 11.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

11.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

11.4 Restrictions on Exercise. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of 30 days prior to the consummation of any such transaction.

ARTICLE 12.

ADMINISTRATION

12.1 Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, may delegate administration of the Plan to a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is an “outside director,”

within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules and regulations of the NASDAQ Global Market (or other principal securities market on which shares of Stock are traded); provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

12.2 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.5 Delegation of Authority. To the extent permitted by applicable law, the Board may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Board.

ARTICLE 13.

EFFECTIVE AND EXPIRATION DATE

13.1 Effective Date. The Plan is effective as of the date the Plan is approved by the Board (the “Effective Date”), subject to the approval by the Company’s stockholders within twelve (12) months following the Effective Date. The Plan will be deemed to be approved by the stockholders if it is approved either:

(a) By a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of outstanding voting stock is, either in person or by proxy, present and voting on the plan; or

(b) By a method and in a degree that would be treated as adequate under Delaware law in the case of an action requiring stockholder approval.

13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date, except that no Incentive Stock Options may be granted under the Plan after the earlier of the tenth anniversary of (a) the date the Plan is approved by the Board or (b) the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14.

AMENDMENT, MODIFICATION, AND TERMINATION

14.1 Amendment, Modification, and Termination. Subject to Section 15.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that increases the number of shares available under the Plan (other than any adjustment as provided by Article 11). Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price. Subject to Article 11, the Board shall not, without the approval of the stockholders of the Company, authorize the amendment of any outstanding Award to reduce its price per share. Furthermore, subject to Article 11, no Award shall be canceled and replaced with the grant of an Award having a lesser price per share without the further approval of stockholders of the Company. Subject to Article 11, the Board shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

14.2 Awards Previously Granted. Except with respect to amendments made pursuant to Section 15.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15.

GENERAL PROVISIONS

15.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

15.2 No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

15.14 Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Star Scientific, Inc. on September 4, 2008.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Star Scientific, Inc. on             , 2008.

Executed on this             day of             , 2008.

Corporate Secretary

STAR SCIENTIFIC, INC.

STAR SCIENTIFIC, INC.                                                                  Proxy

2008 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited by the Board of Directors for the Annual Meeting of

Stockholders on November 14, 2008, 9:30 A.M.

The undersigned stockholder of Star Scientific, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Park A. Dodd III, Paul L. Perito, and Jonnie R. Williams, and each of them, as proxies (the “Proxy Holders”) for the undersigned, with full power of substitution in each, to attend the annual meeting of stockholders of the Company to be held in the Scott Room of the Westin Grand Hotel, 2350 M Street, NW, Washington, DC 20037, on Friday, November 14, 2008, at 9:30 a.m., Eastern Time, and any adjournment, continuation or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the annual meeting with all powers possessed by the undersigned if personally present at the annual meeting.

When properly executed, this Proxy will be voted in the manner directed herein by the undersigned stockholder(s). If this Proxy is executed, but no direction is given, this Proxy will be voted FOR the proposals set forth on the reverse side hereof. Stockholders who plan to attend the annual meeting may revoke their proxy by attending and casting their vote at the annual meeting in person.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2008 Annual Meeting of Stockholders and the proxy statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given with respect to such meeting.

(Continued and to be signed on other side.)

You Must Detach This Portion of the Proxy Card Before Returning it in the Enclosed Envelope

ò Please detach here ò

The Board of Directors Recommends a Vote “FOR” the Proposals set forth in the paragraphs below. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated, such proxy will be voted “FOR” the proposals.

1. ELECTION OF DIRECTORS To serve one-year terms:	01 Christopher C. Chapman 04 Paul L. Perito 07 Jonnie R. Williams	02 Neil L. Chayet 05 Leo S. Tonkin	03 Marc D. Oken 06 Alan Weichselbaum	☐ Vote FOR all nominees	☐ Vote WITHHELD from all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, place an X in the box marked “FOR ALL NOMINEES” and write the number(s) of the nominee(s) in the box provided to the right.)

2. APPROVAL OF THE 2008 INCENTIVE AWARD PLAN	☐ For	☐ Against	☐ Abstain

3. RATIFICATION OF CHERRY, BEKAERT & HOLLAND, L.L.P. AS INDEPENDENT AUDITORS FOR 2008.	☐ For	☐ Against	☐ Abstain

THESE PROPOSALS ARE FULLY EXPLAINED IN THE ENCLOSED NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT. TO VOTE YOUR PROXY PLEASE MARK BY PLACING AN “X” IN THE APPROPRIATE BOX, SIGN AND DATE THE PROXY.

I will attend the annual meeting. ☐ Address change? Mark Box ☐ Indicate changes below:	Dated: , 2008.

Signature(s) in Box

PLEASE SIGN name exactly as shown on reverse. Where there is more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee or in another representative capacity, please add your title as such. If executed by a corporation or partnership, the proxy should be executed in the full corporate or partnership name and signed by a duly authorized person, stating his or her title or authority.